KMS FINANCIAL SERVICES, INC. Audited Financial Statements December 31, 2013 HAG ELIN & ALLOWAY PS CERTIFIED PUBLIC ACCOUNTANTS

HAG ELIN & ALLOWAY PS CERTIFIED PUBLIC ACCOUNTANTS 2200 Sixth Avenue, Suite 430 Seattle, WA 98121-1845 (206) 441-7100 FAX (206) 441-5804 REPORT OF INDEPENDENT AUDITOR'S To the Board of Directors and Stockholders of KMS Financial Services, Inc. We have audited the accompanying balance sheet of KMS Financial Services, Inc. as of December 31, 2013, and the related statements of income, stockholders' equity, changes in liabilities subordinated to claims of general creditors, and cash flows for the year then ended, and the related notes to the financial statements. Management's Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditor's Responsibility Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KMS Financial Services, Inc. as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in accordance conformity with accounting principles generally accepted in the United States o~~~o· n ''.A ~n rYl NI f'fl I~ Seattle, Washington ' \A.~\ ~ rS February 18, 2014 -1-

KMS FINANCIAL SERVICES, INC. STATEMENT OF FINANCIAL CONDITION December 31, 2013 Cash and cash equivalents Commissions receivable, net of allowance for doubtful accounts of $0 Investments in common stocks and U.S. Treasury Notes, at market value Prepaid expenses and other receivables Advances to registered representatives Deposits with clearing organizations Office equipment and fine art at cost, net of accumulated depreciation of $686,406 Def erred Federal income tax asset ASSETS LIABILITIES AND STOCKHOLDERS' EQUITY Accounts payable Commissions payable Profit sharing contribution payable Accrued expenses Federal and state income taxes currently payable Supplemental retirement payable Subordinated note payable Commitments and contingent liabilities Stockholders' equity: Common stock - no par value: Authorized - 50,000 shares, issued and outstanding - 6,568 shares Retained earnings See notes to financial statements. -2- $ 5,159,294 3,138,116 767,871 440,354 163,912 150,000 126,937 240,000 $ 10, 186,484 $ 639,373 2,942,802 749,935 510,185 1,000 585,463 600,000 6,028,758 127,907 4,029,819 4,157,726 $I 0, 186,484

KMS FINANCIAL SERVICES, INC.
STATEMENT OF INCOME
For the year ended December 31, 2013

REVENUES	
Commissions	$75,823,161
Interest income	27,304
Other income	3,010,646
Total revenues	78,861,111
EXPENSES	
Commission expense	69,783,774
Salaries	3,398,894
Payroll taxes	259,202
Employee benefits	364,881
Profit sharing plan expense	749,935
Rent	230,270
Promotion, entertainment and sales expense	107,940
Office expenses	98,351
Telephone	8,761
Research and sundry	1,241,248
Data processing	138,122
Repairs and maintenance	24,688
Professional fees	534,178
Business taxes	202,648
Registration fees and expenses	307,986
Insurance	107,895
Interest	29,999
Dues and subscriptions	34,722
Miscellaneous	141,581
Depreciation and amortization	123,011
Total expenses	77,888,086
INCOME BEFORE INCOME TAXES	973,025
PROVISION FOR INCOME TAXES	345,812
NET INCOME	$ 627,213

See notes to financial statements.

-3-

KMS FINANCIAL SERVICES, INC. STATEMENT OF STOCKHOLDERS' EQUITY For the year ended December 31, 2013 Common Stock Shares Dollars Balance - December 31, 2012 6,593 $128,394 (Redemption) and cancellation of common shares (25) (487) Net income for the year Balance - December 31, 2013 6,568 $127,907 See notes to financial statements. -4- Retained Earnings $3,438,577 (35,971) 627,213 $4,029,819

KMS FINANCIAL SERVICES, INC. STATEMENT OF CHANGES IN SUBORDINATED BORROWINGS For the year ended December 31, 2013 Subordinated borrowings at January 1, 2013 Increases: Decreases: Subordinated borrowings at December 31, 2013 See notes to financial statements. -5- $ 600,000 $ 600,000

KMS FINANCIAL SERVICES, INC. STATEMENT OF CASH FLOWS For the year ended December 31, 2013 Increase (Decrease) in Cash and Cash Equivalents CASH FLOWS FROM OPERA TING ACTIVITIES Net income Adjustment to reconcile net income to net cash provided by operating activities: Depreciation and amortization (Increase) decrease in: Commissions receivable Investments Prepaid expenses and other receivables Advances to registered representatives Deferred Federal income tax asset Deposits with clearing organization Increase (decrease) in: Accounts payable Commissions payable Profit sharing contribution payable Accrued expenses Supplemental retirement payable NET CASH FLOWS PROVIDED BY OPERA TING ACTIVITIES CASH FLOWS FROM INVESTING ACTIVITIES Purchase of office equipment and fine art NET CASH FLOWS (USED IN) INVESTING ACTIVITIES CASH FLOWS FROM FINANCING ACTIVITIES Note payable principal payment Redemption and cancellation of shares NET CASH FLOWS (USED IN) FINANCING ACTIVITIES NET INCREASE IN CASH AND CASH EQUIVALENTS CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR CASH AND CASH EQUIVALENTS AT END OF YEAR See notes to financial statements. -6- $ 627,213 123,011 (134, 144) 147,763 23,669 902 (9,000) (6,000) 337,661 230,671 140,481 59,815 (27,165) 1,514,877 (123,011) (123,011) (390,841) (36,458) (427,299) 964,567 4,194,727 $ 5,159,294

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS 1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES THE COMPANY - KMS Financial Services, Inc. (the "Company") is a fully disclosed Broker Dealer and investment advisor registered with the Securities and Exchange Commission (SEC). It is also a member of the Financial Industry Regulatory Authority ("FINRA") and is also an insurance general agent. The Company offers securities, investment advisory services and insurance products through independent contractor agents (registered representatives and investment advisory representatives) operating primarily in the Western United States. Commission revenues are generated predominantly from the sale of mutual fund shares, general securities and variable annuities. Investment advisory revenues are generated primarily through offering investment advisory services based on a percentage of assets under advisory contracts. INCOME RECOGNITION - Securities transactions and the commission revenue and expense are recorded in the accounts on a trade date basis. Investment advisory fees are received quarterly but are generally recognized as earned on a pro rata basis over the term of the agreement. INCOME TAXES - Deferred Federal income taxes are provided when income, related to carrying investments at market value, and expenses, principally supplemental executive retirement program expenses accrued for financial statement purposes not deductible for tax purposes until paid, are recognized in different years for tax and financial statement purposes. Deferred tax expenses or benefits are recognized in the financial statements for the changes in the deferred tax liabilities or assets between years. No valuation allowances have been recorded to offset deferred tax assets recorded by the Company. FIXED ASSETS AND DEPRECIATION - Office equipment and fine art are stated at cost. Office equipment is depreciated over its estimated economic life, ranging from three to seven years and is computed on the straight-line and accelerated methods. Fine art is depreciated on the straight-line method over its estimated economic lives of twenty to fifty years. INVESTMENTS - Investments in common stocks, mutual funds and U.S. Treasury Notes are carried at fair market value based upon quoted market prices. ESTIMATES AND ASSUMPTIONS - Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying value of cash, receivables and accounts payable approximate fair value due to the short maturity of these instruments. None of the financial instruments are held for trading purposes. -7-

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 2. CASH AND CASH EQUIVALENTS The Company considers cash and cash equivalents to include cash and those short-term, highly liquid investments with original maturities of three months or less. Cash and cash equivalents at December 31, 2013 consist of the following: General funds Cash segregated in compliance with Federal and other regulations Cash segregated in compliance with agreements with registered representatives (Note 6) Investments in money market funds $4,413,661 100,000 137,630 508,003 $5.159.294 Supplemental disclosures for the statement of cash flows include cash paid during the year for: Interest Income taxes (Note 7) 3. NET CAPITAL REQUIREMENTS $ 29,999 398,285 The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1 ), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At December 31, 2013, the Company had net capital of $3,560,588 and net capital required under the Rule was $361,917. The aggregate indebtedness to net capital ratio was 1.52 to 1. The net capital rules may effectively restrict the payment of cash dividends. 4. SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM The Company maintains a supplemental executive retirement program covering an employee that provided for monthly benefits of $5,000 commencing in 1998. The Company's policy is to not fund the liability. The unfunded accumulated benefit obligation is reflected in the accompanying financial statements as supplemental retirement payable. -8-

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 5. NOTE PAYABLE Subordinated note payable to a stockholder is payable at maturity plus interest monthly at prime plus one percent. Prime was 3.25 percent at December 31, due August 2016. The note is subordinated to present and future creditors of the Company. $600.000 Estimated principal payments on the note are due for the years ending December 31, as follows: 2016 $600.000 6. COMMITMENTS The Company leases office premises and equipment under noncancelable operating leases. The Company is obligated under an equipment lease for rental payments covering office supplies provided under the operating lease. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2013: Year ending December 31, 2014 2015 2016 2017 2018 Thereafter Total minimum payments required $ 208,383 248,361 256,943 265,525 274,098 1,741,749 $2.994.959 Portions of the minimum lease payments can be reduced upon notice and payment of reduction fees as called for in the lease. The Company's rental expense, under operating leases, was $230,270 during 2013. The Company has received payments from registered representatives, and maintains the funds to supplement professional liability insurance programs as necessary. The Company, and appointed registered representatives are responsible for administration of funds. The Company is obligated to purchase, from certain stockholder's estates, the estate's common stock at a purchase price per share determined by formula. Additionally, the Company is obligated to purchase shares from certain terminated employees. The Company maintains life insurance on certain stockholders. Proceeds from these life insurance policies are to be used to redeem common stock from the estate, with balances generally payable over five years at prime rates plus one percent. -9-

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 7. INCOME TAXES The Company's deferred taxes consist of the following: Deferred tax assets Deferred tax liabilities Valuation allowance $240,000 $240.000 The Company's provision for income taxes consists of the following components: Currently payable: Federal State Deferred tax: Federal $336,527 15,285 (6,000) $345.812 The Company's deferred Federal tax asset represents the tax effects of deductible temporary differences in reporting compensation and retirement benefits under terms of the supplemental executive retirement program covering an officer, and certain accrued expenses not deductible for income tax purposes until paid. The Company's deferred Federal income tax payable represent the tax effects of taxable temporary differences in carrying investments in common stocks and U.S. Treasury Notes at fair market value for financial presentation purposes. The net deferred Federal income tax asset includes the asset, net of the payable. The Company's provision for income taxes differs from applying the statutory U.S. Federal income tax rate to income before income taxes. The primary differences arise from providing for state income taxes, and nontaxable municipal interest income. The Company's tax returns are subject to possible examination by the taxing authorities. For Federal income tax purposes the returns essentially remain open to possible examination for a period of three years after the respective filing deadlines of those returns. For state and local tax purposes the period may extend to five years. -10-

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 8. EMPLOYEE PENSION AND PROFIT SHARING PLAN The Company's employees are participants in a pension and profit sharing plan revised effective January 1, 2002. The plan covers substantially all of the Company's employees. The plan is a 401(k) plan where the employees may elect to make voluntary contributions pursuant to a salary reduction agreement. The Company is obligated for minimum contributions, and may elect to make additional discretionary contributions determined by the Board of Directors. Contributions cannot exceed twenty five percent of compensation. Contributions of $749,935 (including $101,091 ofrequired minimum contributions) were authorized by the Board of Directors for 2013. The Company is obligated for contributions to the pension plan of three percent of eligible compensation, as defined, on an annual basis. The Company funds plan contributions as incurred. 9. CONTINGENT LIABILITIES The Company maintains its cash accounts in one commercial bank located in Seattle, Washington. The total cash balances are secured by the Federal Deposit Insurance Corporation up to $250,000. Additionally, cash balances in money market funds may not have available insurance. The Company is involved in various legal actions and claims arising in the normal course of business. After taking into consideration legal counsel's evaluation of such actions, management is of the opinion that their outcome will not result in any material adverse effect on the Company's financial position. Legal costs incurred in connection with loss contingencies are expensed as incurred. 10. SUBSEQUENT EVENTS Management has evaluated subsequent events through February 18, 2014, the date that the financial statements were available to be issued. No significant subsequent events have been identified that would require adjustment of or disclosure in the accompanying financial statements. -11-

KMS FINANCIAL SERVICES, INC. Audited Financial Statements December 31, 2012 HAG ELIN & ALLOWAY PS CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors HAG ELIN & ALLOWAY PS CERTIFIED PUBLIC ACCOUNTANTS 2200 Sixth Avenue, Suite 430 Seattle, WA 98121-1845 (206) 441-7100 FAX (206) 441-5804 INDEPENDENT AUDITOR'S REPORT KMS Financial Services, Inc. We have audited the accompanying financial statements of KMS Financial Services, Inc. which comprise the statement of financial condition as of December 31, 2012, and the related statements of income, stockholders' equity, changes in liabilities subordinated to claims of general creditors, and cash flows for the year then ended that are filed pursuant to Rule 17a-5 under the Securities Exchange Act of 1934, and the related notes to the financial statements. Management's Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. Auditor's Responsibility Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including assessment of the risks of material misstatement of -1-

INDEPENDENT AUDITOR'S REPORT (continued) the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KMS Financial Services, Inc. as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. Seattle, Washington February 19, 2013 -2-

KMS FINANCIAL SERVICES, INC.
STATEMENT OF FINANCIAL CONDITION
December 31, 2012

ASSETS

Cash and cash equivalents	$ 4,194,727
Commissions receivable, net of allowance for doubtful accounts of $0	3,003,972
Investments in common stocks and U.S. Treasury Notes, at market value	915,634
Prepaid expenses and other receivables	464,023
Advances to registered representatives	164,814
Deposits with clearing organizations	141,000
Office equipment and fine art at cost, net of accumulated depreciation of $693,623	126,937
Deferred Federal income tax asset	234,000
	$9,245,107

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable	$ 301,712
Commissions payable	2,712,131
Profit sharing contribution payable	609,454
Accrued expenses	450,370
Federal and state income taxes currently payable	1,000
Supplemental retirement payable	612,628
Note payable	390,841
Subordinated note payable	600,000
	5,678,136
Commitments and contingent liabilities	
Stockholders' equity:	
Common stock - no par value: Authorized - 50,000 shares, issued and outstanding - 6,593 shares	128,394
Retained earnings	3,438,577
	3,566,971
	$9,245,107

See notes to financial statements.

-3-

KMS FINANCIAL SERVICES, INC.
STATEMENT OF INCOME
For the year ended December 31, 2012

REVENUES	
Commissions	$68,075,962
Interest income	32,970
Other income	2,409,090
Total revenues	70,518,022
EXPENSES	
Commission expense	62,201,247
Salaries	2,736,295
Payroll taxes	222,358
Employee benefits	286,659
Profit sharing plan expense	611,518
Rent	219,737
Promotion, entertainment and sales expense	78,019
Office expenses	92,592
Telephone	10,807
Research and sundry	2,553,046
Data processing	72,522
Repairs and maintenance	17,902
Professional fees	334,149
Business taxes	171,121
Registration fees and expenses	334,345
Insurance	225,183
Interest	31,440
Dues and subscriptions	12,955
Miscellaneous	231,105
Depreciation and amortization	31,872
Total expenses	70,474,872
INCOME BEFORE INCOME TAXES	43,150
PROVISION FOR INCOME TAXES	11,438
NET INCOME	$ 31,712

See notes to financial statements.

-4-

Balance - KMS FINANCIAL SERVICES, INC. STATEMENT OF STOCKHOLDERS' EQUITY For the year ended December 31, 2012 CommQn StQck Shares Dollars December 31, 2011 7,395 $144,001 (Redemption) and cancellation of common shares (802) (15,607) Net income for the year Balance - December 31, 2012 61593 $1281394 See notes to financial statements. -5- Retained Earnings $4,046,938 (640,073) 31,712 $314381577

KMS FINANCIAL SERVICES, INC. STATEMENT OF CHANGES IN SUBORDINATED BORROWINGS For the year ended December 31, 2012 Subordinated borrowings at January 1, 2012 Increases: Issuance of subordinated note Decreases: Subordinated borrowings at December 31, 2012 See notes to financial statements. -6- $ 600,000 $600,000

KMS FINANCIAL SERVICES, INC.
STATEMENT OF CASH FLOWS
For the year ended December 31, 2012
Increase (Decrease) in Cash and Cash Equivalents

CASH FLOWS FROM OPERATING ACTIVITIES	
Net income	$31,712
Adjustment to reconcile net income to net cash provided by operating activities:	
Depreciation and amortization	31,872
(Increase) decrease in:	
Commissions receivable	2,431
Investments	(30,434)
Prepaid expenses and other receivables	(93,973)
Advances to registered representatives	(13,051)
Deferred Federal income tax asset	66,000
Deposits with clearing organization	(1,000)
Increase (decrease) in:	
Accounts payable	(906,600)
Commissions payable	(18,977)
Profit sharing contribution payable	(43,917)
Accrued expenses	11,592
Supplemental retirement payable	(16,872)
NET CASH FLOWS (USED IN) OPERATING ACTIVITIES	(981,217)
CASH FLOWS FROM INVESTING ACTIVITIES	
Purchase of office equipment and fine art	(29,831)
NET CASH FLOWS (USED IN) INVESTING ACTIVITIES	(29,831)
CASH FLOWS FROM FINANCING ACTIVITIES	
Note payable borrowings	600,000
Note payable principal payment	(390,841)
Redemption and cancellation of shares	(655,680)
NET CASH FLOWS (USED IN) FINANCING ACTIVITIES	(446,521)
NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,457,569)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	5,652,296
CASH AND CASH EQUIVALENTS AT END OF YEAR	$4,194,727

See notes to financial statements.

-7-

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS 1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES THE COMPANY - KMS Financial Services, Inc. (the "Company") is a fully disclosed Broker Dealer and investment advisor registered with the Securities and Exchange Commission (SEC) . It is also a member of the Financial Industry Regulatory Authority ("FINRA") and is also an insurance general agent. The Company offers securities, investment advisory services and insurance products through independent contractor agents (registered representatives and investment advisory representatives) operating primarily in the Western United States. Commission revenues are generated predominantly from the sale of mutual fund shares, general securities and variable annuities. Investment advisory revenues are generated primarily through offering investment advisory services based on a percentage of assets under advisory contracts. INCOME RECOGNITION - Securities transactions and the commission revenue and expense are recorded in the accounts on a trade date basis. Investment advisory fees are received quarterly but are generally recognized as earned on a pro rata basis over the term of the agreement. INCOME TAXES - Def erred Federal income taxes are provided when income, related to carrying investments at market value, and expenses, principally supplemental executive retirement program expenses accrued for financial statement purposes not deductible for tax purposes until paid, are recognized in different years for tax and financial statement purposes. Deferred tax expenses or benefits are recognized in the financial statements for the changes in the deferred tax liabilities or assets between years. No valuation allowances have been recorded to off set deferred tax assets recorded by the Company. FIXED ASSETS AND DEPRECIATION - Off ice equipment and fine art are stated at cost. Office equipment is depreciated over its estimated economic life, ranging from three to seven years and is computed on the straight-line and accelerated methods. Fine art is depreciated on the straight-line method over its estimated economic lives of twenty to fifty years. INVESTMENTS - Investments in common stocks, mutual funds and U.S. Treasury Notes are carried at fair market value based upon quoted market prices. -8-

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued) ESTIMATES AND ASSUMPTIONS - Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying value of cash, receivables and accounts payable approximate fair value due to the short maturity of these instruments. None of the financial instruments are held for trading purposes. 2. CASH AND CASH EQUIVALENTS The Company considers cash and cash equivalents to include cash and those short-term, highly liquid investments with original maturities of three months or less. Cash and cash equivalents at December 31, 2012 consist of the following: General funds Cash segregated in compliance with Federal and other regulations Cash segregated in compliance with agreements with registered representatives (Note 6) Investments in money market funds $3,477,495 79,480 121,347 516,405 $4,194,727 Supplemental disclosures for the statement of cash flows include cash paid during the year for: Interest Income taxes (Note 7) 3. NET CAPITAL REQUIREMENTS $43,898 2,438 The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. -9-

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 3. NET CAPITAL REQUIREMENTS (continued) At December 31, 2012, the Company had net capital of $2,843,815 and net capital required under the Rule was $338,542. The aggregate indebtedness to net capital ratio was 1.79 to 1. The net capital rules may effectively restrict the payment of cash dividends. 4. SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM The Company maintains a supplemental executive retirement program covering an employee that provided for monthly benefits of $5,000 commencing in 1998. The Company's policy is to not fund the liability. The unfunded accumulated benefit obligation is reflected in the accompanying financial statements as supplemental retirement payable. 5. NOTES PAYABLE Promissory note payable to a former stockholder is payable $390,841 annually plus interest at prime plus one percent, not to be less than 4.25 percent nor more than 6.25 percent. Prime was 3.25 percent at December 31, due 2013. Subordinated note payable to a stockholder is payable at maturity plus interest monthly at prime plus one percent. Prime was 3.25 percent at December 31, due August 2016. Subordinated note payable is subordinated to present and future creditors of the Company. $390,841 600,000 $990,841 Estimated principal payments on the note are due for the years ending December 31, as follows: 2013 2016 -10- $390,841 600,000 $990,841

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 6. COMMITMENTS The Company leases off ice premises and equipment under noncancelable operating leases. The Company is obligated under an equipment lease for rental payments covering off ice supplies provided under the operating lease. The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of Dec~mber 31, 2012: Year ending December 31, 2013 2014 Total minimum payments required $181,848 140,517 $322,365 The Company's rental expense, under operating leases, was $219,737 during 2012. The Company has received payments from registered representatives, and maintains the funds to supplement professional liability insurance programs as necessary. The Company, and appointed registered representatives are responsible for administration of funds. The Company is obligated to purchase, from certain stockholder's estates, the estate's common stock at a purchase price per share determined by formula. Additionally, the Company is obligated to purchase shares from certain terminated employees. The Company maintains life insurance on certain stockholders. Proceeds from these life insurance policies are to be used to redeem common stock from the estate, with balances generally payable over five years at prime rates plus one percent. 7. INCOME TAXES The Company's deferred taxes consist of the following: Def erred tax assets Deferred tax liabilities Valuation allowance -11- $234,000 $234,000

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 7. INCOME TAXES (continued) The Company's provision for income taxes consists of the following components: Currently payable (refundable) : Federal State Deferred tax: Federal $(57,000) 2,438 66,000 $ 11,438 The Company's deferred Federal tax asset represents the tax effects of deductible temporary differences in reporting compensation and retirement benefits under terms of the supplemental executive retirement program covering an officer, and certain accrued expenses not deductible for income tax purposes until paid. The Company's deferred Federal income tax payable represent the tax effects of taxable temporary differences in carrying investments in common stocks and U.S. Treasury Notes at fair market value for financial presentation purposes. The net deferred Federal income tax asset includes the asset, net of the payable. The Company's provision for income taxes differs from applying the statutory U.S. Federal income tax rate to income before income taxes. The primary differences arise from providing for state income taxes, and nontaxable municipal interest income. The Company's tax returns are subject to possible examination by the taxing authorities. For Federal income tax purposes the returns essentially remain open to possible examination for a period of three years after the respective filing deadlines of those returns. For state and local tax purposes the period may extend to five years. 8. EMPLOYEE PENSION AND PROFIT SHARING PLAN The Company's employees are participants in a pension and profit sharing plan revised effective January 1, 2002. The plan covers substantially all of the Company's employees. -12-

KMS FINANCIAL SERVICES, INC. NOTES TO FINANCIAL STATEMENTS (continued) 8. EMPLOYEE PENSION AND PROFIT SHARING PLAN (continued) The plan is a 401(k) plan where the employees may elect to make voluntary contributions pursuant to a salary reduction agreement. The Company is obligated for minimum contributions, and may elect to make additional discretionary contributions determined by the Board of Directors. Contributions cannot exceed twenty five percent of compensation. Contributions of $611,518 (including $80,839 of required minimum contributions) were authorized by the Board of Directors for 2012. The Company is obligated for contributions to the pension plan of three percent of eligible compensation, as defined, on an annual basis. The Company funds plan contributions as incurred. 9. CONTINGENT LIABILITIES The Company maintains its cash accounts in one commercial bank located in Seattle, Washington. The total cash balances are secured by the Federal Deposit Insurance Corporation up to $250,000. Additionally, cash balances in money market funds may not have available insurance. The Company is involved in various legal actions and claims arising in the normal course of business. After taking into consideration legal counsel's evaluation of such actions, management is of the opinion that their outcome will not result in any material adverse effect on the Company's financial position. Legal costs incurred in connection with loss contingencies are expensed as incurred. 10. SUBSEQUENT EVENTS Management has evaluated subsequent events through February 19, 2013, the date that the financial statements were available to be issued. No significant subsequent events have been identified that would require adjustment of or disclosure in the accompanying financial statements. -13-